EATON VANCE DIVIDEND BUILDER FUND Supplement to Prospectus dated May 1, 2009

Subject to shareholder approval, the Boards of Trustees of
the Fund and corresponding Portfolio approved an
amendment to the fundamental investment policy of the
Fund and Portfolio to state that each of the Fund and
Portfolio will not concentrate (invest at least 25% of its
assets) in any one industry.

The Fund and Portfolio currently have a fundamental
investment policy on concentration that requires each of the
Fund and Portfolio to concentrate its investments (invest at least 25% of total assets) in equity securities of utilities companies. At a special meeting of shareholders of the Fund
expected to be held on September 11, 2009, the Fund will
seek approval of an amendment to the foregoing policy to
provide that the Fund will not concentrate 25% or more of its assets in any one industry. Proxy materials containing
information about the special meeting and the proposed
change will be mailed to all shareholders of record as of
July 14, 2009. When voting on the Portfolio’s fundamental
policy on concentration, the Fund will vote its interest in the
Portfolio proportionately to the votes received for or against such amendment to the Fund’s fundamental policy on
concentration.

July 14, 2009	COMBEQPS1